UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )

_________

Filed by the Registrant ☒              Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐   Preliminary Proxy Statement

☐   Confidential, for Use of the Commission Only (as permitted by Rule 14-a6(e)(2))

☐   Definitive Proxy Statement

☒   Definitive Additional Materials

☐   Soliciting Material Pursuant to 14a-111 or Rule 14a-12

PartnerRe Ltd.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒   No fee required.

☐   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)    Title of each class of securities to which transaction applies:

(2)    Aggregate number of securities to which transaction applies:

(3)    Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)    Proposed maximum aggregate value of the transaction:

(5)    Total fee paid:

☐   Fee paid previously with preliminary materials.

☐   Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)    Amount Previously Paid:

(2)    Form, Schedule or Registration Statement No.:

(3)    Filing Party:

(4)    Date Filed:

YOUR VOTE IS IMPORTANT

Please take a moment now to vote your shares of PartnerRe Ltd.
common stock for the upcoming Special General Meeting of Shareholders.

PLEASE REVIEW THE PROXY STATEMENT AND VOTE TODAY IN ONE OF THREE WAYS:

1. Vote by Telephone—Please call toll-free in the U.S. or Canada at 1-888-216-1289, on a touch-tone phone. If outside the U.S. or Canada, call 215-521-4898. Please follow the simple instructions. You will be required to provide the unique Control Number printed below.

OR

2. Vote by Internet—Please access https://www.proxyvotenow.com/pre, and follow the simple instructions. Please note you must type an “s” after http. You will be required to provide the unique Control Number printed below.

You may vote by telephone or Internet 24 hours a day, 7 days a week. Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you had marked, signed and returned a proxy card.

OR

3.	Vote by Mail—If you do not wish to vote by telephone or over the Internet, please complete, sign, date and return the proxy card in the envelope provided, or mail to: PartnerRe Ltd., c/o Innisfree M&A Incorporated, FDR Station, P.O. Box 5155, New York, NY 10150-5155.

  TO VOTE BY MAIL, PLEASE DETACH PROXY CARD HERE AND SIGN, DATE AND RETURN IN THE POSTAGE-PAID ENVELOPE PROVIDED

To vote, mark blocks below in blue or black ink as follow:

The Board of Directors recommends you vote FOR the following proposals

1.	to consider and vote on a proposal to approve and adopt the amalgamation agreement, the statutory amalgamation agreement and the amalgamation;	3.	to consider and vote on a proposal to adjourn the PartnerRe special general meeting, if necessary or appropriate, to solicit additional proxies, if there are insufficient votes to approve the amalgamation proposal at such special meeting.
2.	to consider and vote on the proposal, on an advisory (non-binding) basis, to approve the compensation that may be paid or become payable to PartnerRe's named executive officers in connection with the amalgamation; and

Date: ____________________________, 2015

Signature

Signature (Joint Owners)

Tiitle

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other, fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

1

PLEASE VOTE TODAY!

SEE REVERSE SIDE

FOR THREE EASY WAYS TO VOTE.

  TO VOTE BY MAIL, PLEASE DETACH PROXY CARD HERE AND SIGN, DATE AND RETURN IN THE POSTAGE-PAID ENVELOPE PROVIDED

PartnerRe Ltd.

This Proxy is solicited on behalf of the Board of Directors of PartnerRe Ltd.

in connection with our Special General Meeting of Shareholders to be held on August 7, 2015, being the postponed Special General Meeting of Shareholders originally to be held on July 24, 2015.

The undersigned shareholder(s) of PartnerRe Ltd. hereby appoint(s) Jean-Paul L. Montupet and David Zwiener, or either of them, the true and lawful attorney, agent and proxy of the undersigned, with full power of substitution to vote all of our Common Shares, $1.00 par value per share, which the undersigned may be entitled to vote at the Special General Meeting of Shareholders to be held August 7, 2015 (being the postponed Special General Meeting of Shareholders originally to be held on July 24, 2015) and at any adjournment or postponement of such meeting with all powers which the undersigned would possess if personally present, for the purposes set forth on the reverse side hereof.

This Proxy will be voted as directed or, if no direction is indicated, it will be voted FOR the approval of the proposals 1, 2 and 3 described on the reverse side. In his discretion, the proxy is authorized to vote this proxy upon such other business as may properly come before the Special General Meeting or any adjournment or postponement hereof.

Any proxy card you validly executed and returned to the Company in respect of the original Special General Meeting of the Shareholders to be held on July 24, 2015 will remain valid for our postponed Special General Meeting of Shareholders to be held on August 7, 2015, unless you sign, date and return this Proxy Card.

Please complete, sign, date and return this proxy card using the enclosed envelope.

  PLEASE DETACH PROXY CARD HERE, AND SIGN, DATE AND RETURN IN THE POSTAGE-PAID ENVELOPE PROVIDED

To vote, mark blocks below in blue or black ink as follow:

The Board of Directors recommends you vote FOR the following proposals

1.	to consider and vote on a proposal to approve and adopt the amalgamation agreement, the statutory amalgamation agreement and the amalgamation;	3.	to consider and vote on a proposal to adjourn the PartnerRe special general meeting, if necessary or appropriate, to solicit additional proxies, if there are insufficient votes to approve the amalgamation proposal at such special meeting.
2.	[Not applicable for Preferred Shares]

Date: ____________________________, 2015

Signature

Signature (Joint Owners)

Tiitle

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other, fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

2

  PLEASE DETACH PROXY CARD HERE, AND SIGN, DATE AND RETURN IN THE POSTAGE-PAID ENVELOPE PROVIDED

PartnerRe Ltd.

This Proxy is solicited on behalf of the Board of Directors of PartnerRe Ltd.

in connection with our Special General Meeting of Shareholders to be held on August 7, 2015, being the postponed Special General Meeting of Shareholders originally to be held on July 24, 2015.

The undersigned shareholder(s) of PartnerRe Ltd. hereby appoint(s) Jean-Paul L. Montupet and David Zwiener, or either of them, the true and lawful attorney, agent and proxy of the undersigned, with full power of substitution to vote all of our Preferred Shares, $1.00 par value per share, which the undersigned may be entitled to vote at the Special General Meeting of Shareholders to be held August 7, 2015 (being the postponed Special General Meeting of Shareholders originally to be held on July 24, 2015) and at any adjournment or postponement of such meeting with all powers which the undersigned would possess if personally present, for the purposes set forth on the reverse side hereof.

This Proxy will be voted as directed or, if no direction is indicated, it will be voted FOR the approval of the proposals 1 and 3 described on the reverse side. In his discretion, the proxy is authorized to vote this proxy upon such other business as may properly come before the Special General Meeting or any adjournment or postponement hereof.

Any proxy card you validly executed and returned to the Company in respect of the original Special General Meeting of the Shareholders to be held on July 24, 2015 will remain valid for our postponed Special General Meeting of Shareholders to be held on August 7, 2015, unless you sign, date and return this Proxy Card.

Please complete, sign, date and return this proxy card using the enclosed envelope.

Important Information For Investors And Shareholders

This communication does not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities or a solicitation of any vote or approval. This communication relates to a proposed business combination between PartnerRe Ltd. (“PartnerRe”) and AXIS Capital Holdings Limited (“AXIS”). In connection with this proposed business combination, PartnerRe and AXIS have filed a registration statement on Form S-4 with the Securities and Exchange Commission (the “SEC”), and a definitive joint proxy statement/prospectus of PartnerRe and AXIS and other documents related to the proposed transaction. This communication is not a substitute for any such documents. The registration statement was declared effective by the SEC on June 1, 2015 and the definitive proxy statement/prospectus has been mailed to shareholders of PartnerRe and AXIS. INVESTORS AND SECURITY HOLDERS OF PARTNERRE AND AXIS ARE URGED TO READ THE REGISTRATION STATEMENT, JOINT PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS THAT HAVE BEEN OR MAY BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION. A definitive proxy statement has been mailed to shareholders of PartnerRe and AXIS. Investors and security holders may obtain free copies of these documents and other documents filed with the SEC by PartnerRe and/or AXIS through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by PartnerRe are available free of charge on PartnerRe’s internet website at http://www.partnerre.com or by contacting PartnerRe’s Investor Relations Director by email at robin.sidders@partnerre.com or by phone at 1-441-294-5216. Copies of the documents filed with the SEC by AXIS are available free of charge on AXIS’ internet website at http://www.axiscapital.com or by contacting AXIS’ Investor Relations Contact by email at linda.ventresca@axiscapital.com or by phone at 1-441-405-2727.

Participants in Solicitation

PartnerRe, AXIS, their respective directors and certain of their respective executive officers may be considered participants in the solicitation of proxies in connection with the proposed transaction. Information about the directors and executive officers of PartnerRe is set forth in its Annual Report on Form 10-K for the year ended December 31, 2014, which was filed with the SEC on February 26, 2015, its proxy statement for its 2014 annual meeting of stockholders, which was filed with the SEC on April 1, 2014, its Quarterly Report on Form 10-Q for the quarter ended March 31, 2015, which was filed with the SEC on May 4, 2015 and its Current Reports on Form 8-K, which were filed with the SEC on January 29, 2015, May 16, 2014 and March 27, 2014. Information about the directors and executive officers of AXIS is set forth in its Annual Report on Form 10-K for the year ended December 31, 2014, which was filed with the SEC on February 23, 2015, its proxy statement for its 2014 annual meeting of stockholders, which was filed with the SEC on March 28, 2014, its Quarterly Report on Form 10-Q for the quarter ended March 31, 2015, which was filed with the SEC on May 4, 2015 and its Current Reports on Form 8-K, which were filed with the SEC on March 11, 2015, January 29, 2015, August 7, 2014, June 26, 2014, March 27, 2014 and February 26, 2014.

These documents can be obtained free of charge from the sources indicated above. Additional information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the joint proxy statement/prospectus and other relevant materials filed with the SEC.

Forward Looking Statements

Certain statements in this communication regarding the proposed transaction between PartnerRe and AXIS are “forward-looking” statements. The words “anticipate,” “believe,” “ensure,” “expect,” “if,” “illustrative,” “intend,” “estimate,” “probable,” “project,” “forecasts,” “predict,” “outlook,” “aim,” “will,” “could,” “should,” “would,” “potential,” “may,” “might,” “anticipate,” “likely” “plan,” “positioned,” “strategy,” and similar expressions, and the negative thereof, are intended to identify forward-looking statements. These forward-looking statements, which are subject to risks, uncertainties and assumptions about PartnerRe and AXIS, may include projections of their respective future financial performance, their respective anticipated growth strategies and anticipated trends in their respective businesses. These statements are only predictions based on current expectations and projections about future events. There are important factors that could cause actual results, level of activity, performance or achievements to differ materially from the results, level of activity, performance or achievements expressed or implied by the forward-looking statements, including the risk factors set forth in PartnerRe’s and AXIS’ most recent reports on Form 10-K, Form 10-Q and other documents on file with the SEC and the factors given below:

•       the failure to obtain the approval of shareholders of PartnerRe or AXIS in connection with the proposed transaction;

•       the failure to consummate or delay in consummating the proposed transaction for other reasons;

•       the timing to consummate the proposed transaction;

•       the risk that a condition to closing of the proposed transaction may not be satisfied;

•       the risk that a regulatory approval that may be required for the proposed transaction is delayed, is not obtained, or is obtained subject to conditions that are not anticipated;

•       AXIS’ or PartnerRe’s ability to achieve the synergies and value creation contemplated by the proposed transaction;

•       the ability of either PartnerRe or AXIS to effectively integrate their businesses; and

•       the diversion of management time on transaction-related issues.

PartnerRe’s forward-looking statements are based on assumptions that PartnerRe believes to be reasonable but that may not prove to be accurate. AXIS’ forward-looking statements are based on assumptions that AXIS believes to be reasonable but that may not prove to be accurate. Neither PartnerRe nor AXIS can guarantee future results, level of activity, performance or achievements. Moreover, neither PartnerRe nor AXIS assumes responsibility for the accuracy and completeness of any of these forward-looking statements. PartnerRe and AXIS assume no obligation to update or revise any forward-looking statements as a result of new information, future events or otherwise, except as may be required by law. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

2